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                                                                    EXHIBIT 32.1

                            SECTION 906 CERTIFICATION

The undersigned officers of the registrant certify that the Quarterly report on Form 10-Q for the Quarterly period ending September 30, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 780(d)) and that information contained in this report fairly presents, in all material respects, the financial condition and results of operations of the registrant.



Date: November 11, 2003                /S/ Philip S. Tabbiner
                                       -----------------------------------------
                                       Philip S. Tabbiner
                                       President and Chief Executive Officer



Date: November 11, 2003                /S/ William L. Ginna, Jr.
                                       -----------------------------------------
                                       William L. Ginna, Jr.
                                       Executive Vice President and
                                       Chief Financial Officer



Date: November 11, 2003                /S/ Frederick D. Sancilio
                                       -----------------------------------------
                                       Frederick D. Sancilio
                                       Executive Chairman